                                                                    EXHIBIT 10.4


                                FOURTH AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

         This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 6, 2000, is entered into by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "Company"), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the "General Partner"), PETROLANE INCORPORATED, a Pennsylvania corporation ("Petrolane", the Company, the General Partner and Petrolane are, collectively, the "Borrowers"), each of the financial institutions that is a signatory to this Amendment (collectively, the "Banks"), BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), as agent for the Banks (in such capacity, the "Agent"), and amends that certain Amended and Restated Credit Agreement (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), dated as of September 15, 1997, by and among the Company, the General Partner, Petrolane, the Agent, First Union National Bank, as Syndication Agent and the Banks from time to time party to the Credit Agreement, as amended by (a) that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 15, 1998 (the "First Amendment"), (b) that certain Second Amendment to Amended and Restated Credit Agreement, dated as of March 25, 1999 (the "Second Amendment") and (c) that certain Third Amendment to Amended and Restated Credit Agreement, dated as of March 22, 2000 (the "Third Amendment"). Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement, and the rules of interpretation set forth in Section 1.2 of the Credit Agreement shall be applicable to this Amendment.

                                    RECITALS

         1. The Company has requested that the Banks extend the commitment period for and adjust the maturity of the Acquisition Loans under the Existing Credit Agreement and make certain related changes, all as set forth below.

         2. The Agent and the Banks are willing to agree to so amend the Existing Credit Agreement and to make certain other agreements, in each case on the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            SECTION 1. Amendments. On the terms of this Amendment and subject to the satisfaction of all of the conditions precedent set forth below in Section 2:

                  (a) Section 1.1 of the Existing Credit Agreement is hereby amended by the addition of the following definition in such Section 1.1 in appropriate alphabetical order:

                           "New Acquisition Loan Termination Date" means the
                  earlier to occur of:

                           (a) September 15, 2002; and

                           (b) the date on which the Acquisition Commitments
                  terminate in accordance with the provisions of this Agreement.

                  (b) Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the pricing grid set forth in the definition of "Applicable Margin" in such Section 1.1 with the following pricing grid:

                                      Pricing Tier             Funded Debt Ratio              Margin
                                      ------------             -----------------              ------
                                            I                        <1.75x                   0.5000%

                                           II                 =>1.75 x but <2.75x             0.7500%

                                          III                 =>2.75 x but <3.25x             1.0000%

                                           IV                 =>3.25 x but <3.75x             1.2500%

                                            V                  =>3.75x but <4.25x             1.3750%

                                           VI                  =>4.25x but <4.75              1.5000%

                                          VII                        =>4.75                   1.7500%

                  (c) Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the definition of "Maturity Date" in such Section 1.1 with the following:

                           "Maturity Date" means the Revolving Termination Date
                  in respect of the Revolving Loans, and the New Acquisition Loan Termination Date in respect of the Acquisition Loans.

                  (d) Sections 2.1(a) [The Acquisition Credit] and 2.10(b) [Facility Fees] of the Existing Credit Agreement are hereby amended by replacing the reference to the term "Acquisition Loan Termination Date" in each such Section with the term "New Acquisition Loan Termination Date."

                  (e) The definition of "Loan Documents" contained in Section
1.1 of the Existing Credit Agreement is hereby amended by adding the words "the Fourth Amendment to

Amended and Restated Credit Agreement, dated as of June 6, 2000, among the Borrowers, the Banks and the Agent," after the words "the Third Amendment to Amended and Restated Credit Agreement, dated as of March 22, 2000 among the Borrowers, the Banks and the Agent,".

                  (f) Section 2.6 of the Existing Credit Agreement is amended by deleting the last sentence of such Section 2.6 in its entirety.

                  (g) Section 2.7(a) of the Existing Credit Agreement is amended by (i) deleting the parenthetical clause "(and if after the Acquisition Loan Termination Date, applied to the remaining installments of the Acquisition Loans pro rata)" in the proviso to the first sentence of such Section 2.7(a), and (ii) deleting the parenthetical clause "(if prior to the Acquisition Loan Termination
Date)" in the last sentence of such Section 2.7(a).

                  (h) Section 2.7 of the Existing Credit Agreement is hereby amended by the addition of the following subsection (d) to such Section 2.7:

                           (d) Reduction of Acquisition Commitments. Upon any
                  prepayment of the Acquisition Loans under Section 2.7(c), the respective Acquisition Commitments of the Banks shall be automatically and permanently reduced by an amount for each Bank equal to such Bank's Pro Rata Share of such prepayment of the Acquisition Loans.

                  (i) Section 2.8(a) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

                           (a) The Acquisition Credit. The Borrowers shall repay
                  to the Banks in full on the New Acquisition Loan Termination Date the aggregate principal amount of Acquisition Loans outstanding on such date, together with all accrued and unpaid interest thereon.

                  (j) Section 2.10(b) of the Existing Credit Agreement is hereby amended by replacing the pricing grid set forth in such Section 2.10(b) with the following pricing grid:


                                   Pricing Tier               Funded Debt Ratio             Facility Fee Rate
                                   ------------               -----------------             -----------------
                                         I                         <1.75x                         0.2500%

                                        II                  =>1.75 x but <2.75x                   0.2500%

                                       III                  =>2.75 x but<3.25x                    0.2500%

                                        IV                  =>3.25 x but<3.75x                    0.2500%

                                         V                    =>3.75x but<4.25x                   0.3750%

                                        VI                    =>4.25 but <4.75x                   0.5000%

                                       VII                         =>4.75x                        0.5000%

                  SECTION 2. Conditions to Effectiveness of Section 1 Amendments. The amendments set forth in Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent on or prior to June 30, 2000 (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

                  (a) The Agent shall have received, on behalf of the Banks, this Amendment, duly executed and delivered by the Company, the General Partner, Petrolane, each Restricted Subsidiary, the Agent and 100% of the Banks under the Existing Credit Agreement.

                  (b) The Agent shall have received, on behalf of the Banks, copies of (i) partnership authorizations for the Company and resolutions of the board of directors of each of the General Partner, Petrolane and the Restricted Subsidiaries authorizing and ratifying the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of such Person, (ii) the partnership agreement of the Company, certified by the Secretary or an Assistant Secretary of the Company and (iii) certified charter documents and good standing certificates for such Persons from appropriate jurisdictions.

                  (c) The Agent shall have received, on behalf of the Banks and the Collateral Agent, duly executed (i) amendments to the Mortgages that were amended in connection with the issuance by the Company of the Series D First Mortgage Notes, in form and substance reasonably satisfactory to the Collateral Agent, and (ii) title endorsements or their equivalents, in form and substance reasonably satisfactory to the Collateral Agent, with respect to the title insurance policies listed on Schedule I hereto.

                  (d) The Agent shall have received, on behalf of the Banks and the Collateral Agent, opinions of Morgan, Lewis & Bockius LLP, special counsel for the Obligors, in substantially the form of Exhibit A hereto.

                  (e) The Agent shall have received a certificate from a Responsible Officer of the Company certifying that (1) all governmental actions or filings necessary for the execution, delivery and performance of this Amendment shall have been made, taken or obtained, and no order, statutory rule, regulation, executive order, decree, judgment or injunction shall have been enacted, entered, issued, promulgated or enforced by any court or other governmental entity which prohibits or restricts the transactions contemplated by this Amendment nor shall any action have been commenced or threatened seeking any injunction or any restraining or other order to prohibit, restrain, invalidate or set aside the transactions contemplated by this Amendment and (2) each of the representations and warranties set forth in this Amendment is true and correct as of the Amendment Effective Date.

                  (f) The Agent shall have received, for the account of each Bank, a non-refundable amendment fee in an amount equal to 0.20% of the Acquisition Commitment of such Bank (without regard to usage). Such fees shall be fully earned and nonrefundable on the Amendment Effective Date.

                  SECTION 3. The Borrowers' Representations and Warranties. In order to induce the Banks to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Company, the General Partner and Petrolane represent and warrant to each Bank as of the Amendment Effective Date as follows:

                  (a) Power and Authority. The Company has all requisite partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the "Amended Credit Agreement"). The General Partner has all requisite corporate power and authority to enter into this Amendment in its individual capacity and in its capacity as the sole general partner of the Company and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement. Petrolane has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement. Each Restricted Subsidiary has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations, under the Security Documents.

                  (b) Authorization of Agreements. The execution and delivery of this Amendment by the Company, the General Partner, Petrolane and each Restricted Subsidiary and the performance of the Amended Credit Agreement by the Company, the General Partner and Petrolane have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Company, the General Partner, Petrolane and each Restricted Subsidiary.

                  (c) Enforceability. The Amended Credit Agreement constitutes the legal, valid and binding obligation of the Company, the General Partner and Petrolane enforceable against the Company, the General Partner and Petrolane in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

                  (d) No Conflict. The execution, delivery and performance by each of the Company, the General Partner, Petrolane and the Restricted Subsidiaries of this Amendment, and the performance by each of the Company, the General Partner, Petrolane and the Restricted Subsidiaries of the Amended Credit Agreement do not and will not (i) violate (x) any provision of the Partnership Agreement or the certificate or articles of incorporation or other Organization Documents of the Company, the General Partner, Petrolane or any of their respective Subsidiaries, (y) any applicable law, ordinance, rule or regulation of any Governmental Authority or any applicable order, judgment or decree of any court, arbitrator or Governmental Authority, or (z) any provision of any agreement or instrument to which the Company, the General Partner, Petrolane or any of their respective Subsidiaries is a party or by which any of its properties is bound, except (in the case of clauses (y) and (z) above) for such violations which would not, individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect, or (ii) result in the creation of (or impose any express obligation on the part of the Borrowers to create) any Lien not permitted by Section 8.3 of the Credit Agreement.

                  (e) Governmental Consents. Except for Routine Permits, (i) no consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment by the Company, the General Partner, Petrolane and the Restricted Subsidiaries.

                  (f) Representations and Warranties in the Credit Agreement. The Company, General Partner and Petrolane confirm that as of the Amendment Effective Date, (i) the representations and warranties contained in Article VI of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent such representations and warranties expressly relate to an earlier time or date, in which case they shall have been true and correct in all material respects as of such earlier time or date) with the same effect as if made on and as of the Amendment Effective Date and (ii) that no Default or Event of Default has occurred and is continuing.

                  (g) Liens. As of the Amendment Effective Date, there are no Liens on the General Collateral other than Liens permitted under Section 8.3 of the Credit Agreement.

                  (h) Subsidiaries. As of the Amendment Effective Date, the Company has no Restricted Subsidiaries other than AmeriGas Propane Parts & Service, Inc.

                  SECTION 4. Affirmative Covenant. The Company hereby agrees to use its best efforts to assist the Collateral Agent in obtaining, as promptly as practicable, a Direction Notice from the Requisite Percentage in accordance with
Section 3(b) of the Collateral Agency Agreement authorizing the Collateral Agent to execute the amendments to Mortgages to be delivered by the Company pursuant to Section 2(c) hereof and Section 4(a) of the Third Amendment to Amended and Restated Credit Agreement, dated as of March 22, 2000, among the Borrowers, the Banks and the Agent.

                  SECTION 5. Miscellaneous.

                  (a) Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents.

                  (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall be a "Loan Document" under the Credit Agreement.

                  (ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Existing Credit Agreement or any other Loan Document.

                  (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                  (b) Fees and Expenses. The Company, the General Partner and Petrolane acknowledge that all reasonable costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 11.4 of the Existing Credit Agreement.

                  (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                                     AMERIGAS PROPANE, L.P., a Delaware limited partnership

                                                     By:      AMERIGAS PROPANE, INC.
                                                     Its:     General Partner

                                                     By:      /s/ Robert W. Krick
                                                        -------------------------
                                                     Name:    Robert W. Krick
                                                     Title:   Treasurer

                                                     AMERIGAS PROPANE, INC.

                                                     By:      /s/ Robert W. Krick
                                                        -------------------------
                                                     Name:    Robert W. Krick
                                                     Title:   Treasurer

                                                     PETROLANE INCORPORATED

                                                     By:      /s/ Robert W. Krick
                                                        -------------------------
                                                     Name:    Robert W. Krick
                                                     Title:   Treasurer

                                      AGENT
                                      -----

                                                     BANK OF AMERICA, N.A., as Agent

                                                     By:      /s/ David Price
                                                        -------------------------
                                                     Name:    David Price
                                                          -----------------------
                                                     Title:   Vice President
                                                           ----------------------

                                      BANKS
                                      -----

                                                     BANK OF AMERICA, N.A., as a Bank and an Issuing Bank

                                                     By:     /s/ Paul A. Squires
                                                        ---------------------------
                                                     Name:   Paul A. Squires
                                                     Title:  Managing Director

                                                     FIRST UNION NATIONAL BANK, as a Bank and as Syndication Agent

                                                     By:      /s/  Joe K. Dancy
                                                        --------------------------
                                                     Name:    Joe K. Dancy
                                                     Title:   Vice President

                                                     THE BANK OF NEW YORK

                                                     By:      /s/  Walter C. Parelli
                                                        ----------------------------
                                                     Name:    Walter C. Parelli
                                                     Title:   Vice President

                                                     MELLON BANK, N.A.

                                                     By:      /s/  Kristen M. Denning
                                                        -----------------------------

                                                     Name:    Kristen M. Denning
                                                     Title:   Assistant Vice President

                                                     ALLFIRST BANK (formerly The First National Bank of Maryland)

                                                     By:      /s/  Jennifer Uricheck
                                                        ----------------------------
                                                     Name:    Jennifer Uricheck
                                                     Title:   Assistant Vice President

                                                     FLEET NATIONAL BANK

                                                     By:      /s/  Kristine A. Kasselman
                                                        --------------------------------
                                                     Name:    Kristine A. Kasselman
                                                     Title:   Managing Director

                                                     PNC BANK, NATIONAL ASSOCIATION

                                                     By:      /s/  Eric G. Erickson
                                                        ---------------------------
                                                     Name:    Eric G. Erickson
                                                     Title:   Vice President

                                                     UNION BANK OF CALIFORNIA, N.A.

                                                     By:      /s/  Dustin Gaspari
                                                        -------------------------
                                                     Name:    Dustin Gaspari
                                                     Title:   Vice President

The undersigned hereby acknowledges and consents to the foregoing Fourth Amendment to Amended and Restated Credit Agreement, reaffirms the terms of its Restricted Subsidiary Guarantee in favor of Bank of America, N.A., as Collateral Agent and acknowledges that such Restricted Subsidiary Guarantee remains in full force and effect in accordance with its terms.

Dated:     June 6, 2000                              AMERIGAS PROPANE PARTS & SERVICE,
      --------------------------------------                INC., as Guarantor


                                                     By:      /s/  Robert W. Krick
                                                        -----------------------------------
                                                     Name:    Robert W. Krick
                                                          ---------------------------------
                                                     Title:   Treasurer
                                                           --------------------------------

                                                                      SCHEDULE I

                                                              AMENDED                         TITLE POLICY
                    ADDRESS                                   MORTGAGE                         ENDORSEMENT
----------------------------------------------------------------------------------------------------------------------
Dysart Road, Bumstead,                           Recorded 3/27/98                   Policy #137-00-003-314
     Maricopa County, AZ*                        Instrument #98-0241615             Dated 3/27/98
----------------------------------------------------------------------------------------------------------------------
2110 N. Gaffey Street, San Pedro,                                                   Policy #137-00-005-303
     Los Angeles County, CA*                     N/A                                Dated 9/15/97
----------------------------------------------------------------------------------------------------------------------
2675 N. Temple Avenue, Signal Hill,                                                 Policy #135-00-538-760
     Los Angeles County, CA                      N/A                                Dated 9/15/97
----------------------------------------------------------------------------------------------------------------------
16800 South Main Street, Carson,                                                    Policy #135-00-538-761
     Los Angeles County, CA                      N/A                                Dated 9/15/97
----------------------------------------------------------------------------------------------------------------------
9808 Cherry Avenue, Fontana,                                                        Policy #82-03-134-439
     San Bernardino County, CA                   N/A                                Dated 9/15/97
----------------------------------------------------------------------------------------------------------------------
295 E. Virginia Street, San Jose,                                                   Policy #135-00-525-911
     Santa Clara County, CA                      N/A                                Dated 9/15/97
----------------------------------------------------------------------------------------------------------------------
232 Mt. Hermon Road, Scotts Valley,                                                 Policy #112-00-398-650
     Santa Cruz County, CA                       N/A                                Dated 9/15/97
----------------------------------------------------------------------------------------------------------------------
52 Lower Bartlett Road, Waterford,               Recorded 9/29/97                   Policy #112-00-689253
     New London County, CT                       Vol. 0473 Page 0132                Dated 9/29/97
----------------------------------------------------------------------------------------------------------------------
10052 N.W. 89th Avenue, Medley,                  Recorded 10/2/97                   Policy #82-02-875613
     Miami - Dade County, FL                     17814 Page 0674                    Dated 5/11/98
                                                 Instrument #97R448821
----------------------------------------------------------------------------------------------------------------------
1830 East 3rd Street, Panama City,               Recorded 10/23/97                  Policy #82-01-853324
     Bay County, FL*                             Book 1744 Page 1765
                                                 File #97049929
----------------------------------------------------------------------------------------------------------------------
2715 Woodwin Road, Doraville,                    Recorded 9/29/97                   Policy #112-00-273266
     DeKalb County, GA                           Book 9634 Page 143                 Dated 11/25/97
----------------------------------------------------------------------------------------------------------------------
Lot 2999, Honolulu,                              N/A                                Policy #T107-42270
     Honolulu County, HI                                                            Dated 9/15/97
----------------------------------------------------------------------------------------------------------------------
Lot 53 of "THE MILLYARD                                                             File No. 220408
     SUBDIVISION", Halieu (Maui),                                                   Dated 9/15/97
     Maui County, HI                             N/A
----------------------------------------------------------------------------------------------------------------------
3501 South Cicero Avenue, Cicero,                N/A                                Policy #112-00-737438
     Cook County, IL                                                                Dated 6/21/95
----------------------------------------------------------------------------------------------------------------------
2801 East 175th Street, Lansing,                 N/A                                Policy #112-00-737439
     Cook County, IL                                                                Dated 6/21/95
----------------------------------------------------------------------------------------------------------------------
522 South Vermont Street, Palatine,              N/A                                Policy #112-00-737440
     Cook County, IL                                                                Dated 6/21/95
----------------------------------------------------------------------------------------------------------------------
6300 Cliffdale Road, Fayetteville,               N/A                                Policy 112-00-838604
     Cumberland County, NC                                                          Dated 9/25/97
----------------------------------------------------------------------------------------------------------------------

                                                                      SCHEDULE I


----------------------------------------------------------------------------------------------------------------------
Route 206, Bordentown,                           Recorded 10/1/97                   Policy #112-02-239349
     Burlington County, NJ                       MB6976 Page 273                    Dated 10/1/97
----------------------------------------------------------------------------------------------------------------------
145 West Main Street, Route 24,                  Recorded 10/1/97                   Policy #112-02-239350
    Chester, Morris County, NJ                   MB7212 Page 47                     Dated 5/5/98
----------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A




                    [FORM OF OPINION OF COUNSEL TO BORROWERS]

                                [TO BE PROVIDED.]